UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2024

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania	0-11204	25-1424278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Main and Franklin Streets, Johnstown, PA	15901
(address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock	ASRV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Form 8-K

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2024, AmeriServ Financial, Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the Company’s shareholders voted on a proposal, as approved and recommended by the Company’s board of directors, to amend the Company’s amended and restated articles of incorporation (the “Articles of Incorporation”) to eliminate the ability to exercise cumulative voting in director elections.  As of the time of the 2024 Annual Meeting, shareholder votes, as further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2024, were sufficient to approve the foregoing proposal.

As a result of the shareholders’ approval of the proposal, effective August 22, 2024, the Company has amended Article 6 of the Articles of Incorporation as described in Appendix A of the Company’s definitive proxy statement dated July 19, 2024 to eliminate cumulative voting in director elections.

The foregoing summary of the amendment to the Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment to the Amended and Restated Articles of Incorporation and the Amended and Restated Articles of Incorporation, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

3.1

Articles of Amendment to Amended and Restated Articles of Incorporation of AmeriServ Financial, Inc. (incorporated by reference to Appendix A to the Definitive Proxy Statement, filed under Schedule 14A, filed on July 19, 2024).

3.2	Amended and Restated Articles of Incorporation of AmeriServ Financial, Inc. as of August 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

Date: August 26, 2024	By	/s/ Jeffrey A. Stopko
Jeffrey A. Stopko
President & CEO